COLONIAL MUNICIPAL MONEY MARKET FUND
   Supplement to the Statement of Additional Information dated
                        October 28, 1996
          (Replacing Supplement dated November 8, 1996)

Effective immediately, the ability of investors to invest proceeds liquidated from another mutual fund complex, or from a discretionary account, in the Class A shares of any Colonial fund at a reduced or no initial sales charge, is no longer available.

Effective immediately, non-fundamental policies 4, 5 and 10 under the caption Other Investment Policies have been deleted in their entirety.



TM-39/503D-0397                                   March 31, 1997